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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  AUGUST 25, 1997
                                                 -----------------

                             CROWN NORTHCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  0-22936                     22-3172740
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(State or other jurisdiction      (Commission                  (IRS Employer
      of Incorporation)          File Number)               Identification No.)

                 1251 DUBLIN ROAD, COLUMBUS, OHIO                     43215
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             (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (614) 488-1169
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

        Crown NorthCorp, Inc. (the "Company") has entered into a letter of intent to acquire all of the stock of AMI Capital, Inc. ("AMI") in exchange for cash, debt and stock of the Company. The transaction is subject to final approval of a definitive agreement by the boards of directors of the Company and ULLICO, Inc. (the parent of AMI), certain regulatory approvals and other matters.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (c) Exhibits

        1. Press release issued by the Company and ULLICO, Inc. August 26, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CROWN NORTHCORP, INC.

                                                   By: /s/ Stephen W. Brown
                                                      ----------------------
                                                       Stephen W. Brown
                                                       Secretary

                                                   Date: August 26, 1997


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                               INDEX TO EXHIBITS

        1. Press release issued by the Company and ULLICO, Inc. August 26, 1997.